                                                                  Exhibit 24.1


                                POWER OF ATTORNEY


        Each of the undersigned officers and directors of Neoprobe Corporation, a Delaware corporation (the "Company") hereby appoints David C. Bupp and Brent
L. Larson as the undersigned's attorney-in-fact or any one of them individually as the undersigned's attorney-in-fact, in his or her name and on his or her behalf, and in any and all capacities stated below, to sign or cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's registration statement on Form SB-2 (the "Registration Statement") to register under the Securities Act of 1933, as amended, the sale by certain stockholders of the Company of up to 21,817,257 shares of Common Stock, $.001 par value, of the Company including up to 9,643,343 shares which may be issued upon the conversion of debt or the exercise of warrants, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name of and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on this 2nd day of December, 2003.

         Signature                                            Title


/s/ David C. Bupp                                    President, Chief Executive Officer
------------------------------                       and Director
  David C. Bupp                                      (principal executive officer)


/s/ Brent L. Larson                                  Vice President, Finance and Chief
------------------------------                       Financial Officer
  Brent L. Larson                                    (Principal financial officer and principal
                                                     accounting officer)



------------------------------                       Chairman of the Board of Directors
  Julius R. Krevans


/s/ Reuven Avital
------------------------------                       Director
  Reuven Avital


/s/ Nancy E. Katz
------------------------------                       Director
  Nancy E. Katz


/s/ Fred B. Miller
------------------------------                       Director
  Fred B. Miller


/s/ Frank Whitley, Jr.
------------------------------                       Director
  Frank Whitley, Jr.